Summary Prospectus May 1, 2022

CLASS A (CSUAX), CLASS C (CSUCX), CLASS F (CSUFX), CLASS I (CSUIX), CLASS R (CSURX) AND CLASS Z (CSUZX) SHARES

Cohen & Steers Global Infrastructure Fund, Inc.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.cohenandsteers.com/prospectus. You can also get this information at no cost by calling 800.330.7348 or by sending an e-mail request to marketing@cohenandsteers.com. The current prospectus and statement of additional information, dated May 1, 2022, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The investment objective of Cohen & Steers Global Infrastructure Fund, Inc. (the “Fund”) is total return.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. More information about these and other discounts is available from your financial intermediary and in “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You” in the Fund’s prospectus (the “Prospectus”), in the Appendix to this Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries” (the “Appendix”), and “Reducing the Initial Sales Charge on Class A Shares” in the Fund’s Statement of Additional Information (the “SAI”). If you purchase Class I or Class Z shares through a financial intermediary acting as an agent on behalf of its customers, that financial intermediary may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below. Class F shares are currently not available for purchase.

	Class A		Class C		Class F(1)		Class I		Class R	Class Z

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	4.50%		None		None		None		None	None

Maximum Deferred Sales Charge (Load) (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	(2)	1.00%	(3)	None		None		None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.75%		0.75%		0.75%		0.75%		0.75%	0.75%

Distribution (12b-1) Fees	0.25%		0.75%		None		None		0.50%	None

Other Expenses	0.14%		0.14%		0.14%		0.14%		0.14%	0.14%

Shareholder Service Fee	0.10%		0.25%		None		0.06%	(4)	None	None

Total Other Expenses	0.24%		0.39%		0.14%		0.20%		0.14%	0.14%

Total Annual Fund Operating Expenses	1.24%		1.89%		0.89%		0.95%	(5)	1.39%	0.89%

Fee Waiver/Expense Reimbursement	0.00%		0.00%		0.00%		(0.06)%	(5)	0.00%	0.00%

Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)	1.24%		1.89%		0.89%	(6)	0.89%	(5)	1.39%	0.89%

(1)	Class F shares are currently not available for purchase.
(2)

If you invest $1,000,000 or more in Class A shares and sell those shares on or before the one year anniversary date of their purchase, you may pay a charge equal to 1% of the lesser of the current NAV or the original cost of the shares that you sell.

(3)	For Class C shares, the maximum deferred sales charge does not apply after one year.
(4)	The maximum shareholder service fee for Class I shares is 0.10%.
(5)

Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”), has contractually agreed to waive its fee and/or reimburse the Fund’s Class I shareholder service fee through June 30, 2023, up to the maximum shareholder service fee of 0.10%. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

(6)	The total annual fund operating expenses for Class F shares are estimated.

1	CSUSPRO-052022

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2023 (through June 30, 2023, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$571	$826	$1,100	$1,882

Class C Shares

Assuming redemption at the end of the period	$292	$594	$1,021	$2,212

Assuming no redemption at the end of the period	$192	$594	$1,021	$2,212

Class F Shares	$91	$284	$493	$1,096

Class I Shares	$91	$296	$519	$1,160

Class R Shares	$142	$440	$761	$1,669

Class Z Shares	$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In making investment decisions with respect to common stocks and other equity securities issued by infrastructure companies, the Advisor and the Fund’s sub-investment advisors, Cohen & Steers Asia Limited and Cohen & Steers UK Limited (the “Subadvisors”), rely on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return through a combination of current income and capital appreciation. The Advisor and Subadvisors review each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position and dividend payout ratio. The Advisor and Subadvisors utilize a value-oriented approach, and evaluate each company’s valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield, and price/book value, among other metrics. The Fund will not seek to achieve specific environmental, social or governance (“ESG”) outcomes through its portfolio of investments, nor will it pursue an overall impact or sustainable investment strategy. However, the Advisor will incorporate consideration of relevant ESG factors into its investment decision-making. For example, although the Advisor does not generally exclude investments based on ESG factors alone, when considering an investment opportunity with material exposure to carbon emissions regulation, this risk may be considered as one factor in the Advisor’s holistic review process.

Under normal market conditions, the Fund invests at least 80% of its total assets in U.S. and non-U.S. common stocks and other equity securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, marine ports, telecommunications companies and other infrastructure companies. These equity securities can consist of: common stocks; rights or warrants to purchase common stocks; securities convertible into common stocks where the conversion feature represents, in the Advisor’s view, a significant element of the securities’ value; preferred stocks; equity units; initial public offerings (“IPOs”) of equity securities; and private investments in public equity (“PIPEs”). The Fund may invest in infrastructure securities that in certain instances are structured as Real Estate Investment Trusts (“REITs”). Under normal market conditions, the Fund invests at least 40%, unless market conditions are not deemed favorable by the Advisor, in which case the Fund would invest at least 30%, of its total assets in companies organized or located outside the U.S. or doing a substantial amount of business outside of the U.S. The Fund will invest in infrastructure companies primarily in developed countries, but may invest in securities of infrastructure companies domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. Accordingly, the Fund will hold securities and instruments denominated in non-U.S. currencies, or sponsored and unsponsored depositary receipts for such securities.

Infrastructure companies are companies that derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the management, ownership, operation, construction, development, servicing or financing of assets used in connection with: the generation, production, transmission, sale or distribution of electric energy, natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources; the distribution, purification and treatment of water; provision of communications services, including cable television, satellite, microwave, radio, telephone, internet, wireless voice, data services, video services and other communications media; or the provision of transportation services, including toll roads, airports, railroads or marine ports. Infrastructure companies also include companies organized as master limited partnerships (“MLPs”) and their affiliates, and the Fund may invest up to 25% of its total assets in these energy-related MLPs and their affiliates.

The Fund may invest up to 20% of its net assets in preferred securities and other fixed-income securities, including preferred stock, hybrid-preferred securities, corporate debt obligations and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest up to 20% of its net assets in below investment grade securities. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (for example, minimum Baa3 or BBB- by Moody’s or S&P, respectively) or, if unrated, is judged to be investment grade by the Advisor or a Subadvisor. Below investment grade quality securities, or securities that are unrated but judged to be below investment grade by the Advisor, are commonly referred to as “high yield” or “junk” securities.

The Fund has adopted a fundamental policy (which cannot be changed without shareholder approval) whereby the Fund may not invest more than 25% of its net assets in securities of issuers in any one industry, except for securities in infrastructure companies.

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. The Fund’s primary use of foreign currency transactions will be to reduce the foreign currency risk inherent in the Fund’s investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Before investing, be sure to read the additional descriptions of these risks in the full statutory prospectus.

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk

Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Common Stock Risk

The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Infrastructure Companies Risk

Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to:

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

•	costs associated with compliance with and changes in environmental and other regulations;

•	regulation or adverse actions by various government authorities;

•	government regulation of rates charged to customers;

•	service interruption due to environmental, operational or other mishaps;

•	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;

•	technological innovations that may render existing plants, equipment or products obsolete; and

•	general changes in market sentiment towards infrastructure and utilities assets.

Foreign (Non-U.S.) and Emerging Market Securities Risk

Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally), and possible imposition of foreign withholding or other taxes on income or proceeds payable on the securities (including trading and tariff arrangements and restrictions, sanctions and cybersecurity attacks). In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets, exchanges and economies and, in some countries, less mature governments and governmental institutions. Foreign securities markets and exchanges may be less liquid, more volatile and less subject to governmental supervision than in the United States. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes, exchange controls, the imposition of restrictions on foreign investment, the lack of hedging instruments, restrictions on repatriation of capital invested or from problems in security registration or settlement and custody. Furthermore, custody practices and regulations abroad may offer less protection to investors, such as the Fund and the Fund may be limited in its ability to enforce contractual rights or obligations. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future. The economies of many emerging market countries may be heavily dependent on international trade and have thus been, and may continue to be, adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade.

Foreign Currency and Currency Hedging Risk

Although the Fund will report its net asset value (“NAV”) and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In particular, Russia’s military invasion of Ukraine has weakened a number of Euro-area currencies and increased volatility of currencies in general. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, including foreign currency forward contracts, foreign currency futures contracts, put and call options on foreign currencies and foreign currency swaps. Such transactions may reduce returns or increase volatility, perhaps substantially.

Master Limited Partnership Risk

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or industry sector (for example, the energy sector) or a particular geographic region are subject to risks associated with such industry, sector or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.

Preferred Securities Risk

There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; and special redemption rights. In addition, the on-going COVID-19 outbreak has increased certain risks associated with investing in preferred securities. The impact of the COVID-19 outbreak could persist for years to come and the full impact to financial markets is not yet known. See “Geopolitical Risk” below for additional information regarding the COVID-19 outbreak.

Credit and Below Investment Grade Securities Risk

Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Lower-rated securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

REIT Risk

REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for favorable tax treatment under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Active Management Risk

As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

Geopolitical Risk

Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

The outbreak of COVID-19 and efforts to contain its spread have resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to generally less established health care systems and supply chains. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (“UK”) withdrew from the European Union (“EU”) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (“TCA”), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The extent and duration of the military action, sanctions imposed and other punitive actions taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk

The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The Securities and Exchange Commission’s (“SEC”) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Advisor and Subadvisors) may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, the Subadvisors, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.

Each of the Fund, the Advisor and the Subadvisors may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Large Shareholder Risk

The Fund may have one or more large shareholders or a group of shareholders investing in classes of Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

Other Investment Companies Risk

To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, (“ETFs”) and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment funds’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment funds. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired.

The SEC adopted Rule 12d1-4, which permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions, rescinded certain SEC exemptive orders permitting investments in excess of the statutory limits and withdrew certain related SEC staff no-action letters effective January 19, 2022. Accordingly, an investment company can no longer rely on the aforementioned exemptive orders and no-action letters, and is subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1), which could affect the Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. Because Class F shares are currently not available for purchase, and have therefore not commenced investment operations, no performance information is provided for this share class. The table shows how the Fund’s average annual returns compare with the performance of a selected broad-based market index, the S&P 500 Index, over various time periods. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of U.S. stock market performance. In addition to the broad-based market index, the table shows performance of the Linked Global Infrastructure Index-net, which is represented by the performance of the S&P 1500 Utilities Index since inception through March 31, 2008; the Macquarie Global Infrastructure Index from April 1, 2008 through May 31, 2008; the UBS Global 50/50 Infrastructure & Utilities Index-net from June 1, 2008 to March 31, 2015; and the FTSE Global Core Infrastructure 50/50 Net Tax Index thereafter. The S&P 1500 Utilities Index is an unmanaged market-capitalization-weighted index of companies for which the primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The Macquarie Global Infrastructure Index, calculated and managed by FTSE, is designed to reflect the stock performance of infrastructure companies, principally those engaged in the management, ownership and/or operation of infrastructure and utility assets. The UBS Global 50/50 Infrastructure & Utilities Index-net tracks a 50% exposure to the global developed market utilities sector and a 50% exposure to global developed market infrastructure sector. The index is free-float market-capitalization weighted and reconstituted annually with quarterly rebalances and is net of dividend withholding taxes. The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The Advisor believes that these indexes, as compared to the broad-based market index, are comprised of securities that are more representative of the Fund’s investment strategy. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance information, including the Fund’s NAV per share, is available at www.cohenandsteers.com or by calling (800) 330-7348.

The bar chart does not reflect the deduction of sales charges imposed on Class A shares; if these amounts were reflected, returns would be less than those shown. Absent any applicable fee waivers and/or expense limitation, performance would have been lower. The table following the bar chart reflects applicable sales charges, if any.

Class A Shares

Annual Total Returns(1)

Highest quarterly return during this period: 12.68%

(quarter ended March 31, 2019)

Lowest quarterly return during this period: -17.72%

(quarter ended March 31, 2020)

(1)

The annual total returns for Class C, I, R and Z shares of the Fund are substantially similar to the annual total returns of Class A shares because the assets of all classes are invested in the same portfolio of securities. The annual total returns differ only to the extent that the classes do not have the same expenses. Class F shares are currently not available for purchase.

Average Annual Total Returns

(for the periods ended December 31, 2021)

	1 Year	5 Years	10 Years

Class A Shares

Return Before Taxes	11.13%	9.07%	8.70%

Return After Taxes on Distributions	10.24%	8.30%	8.09%

Return After Taxes on Distributions and Sale of Fund Shares	7.06%	7.03%	7.03%

Class C Shares

Return Before Taxes	14.56%	9.36%	8.49%

Class I Shares

Return Before Taxes	16.73%	10.45%	9.57%

Class R Shares

Return Before Taxes	16.14%	9.90%	N/A(1)

Class Z Shares

Return Before Taxes	16.73%	10.45%	N/A(1)

Linked Global Infrastructure Index-net (reflects no deduction for fees, expenses or taxes)	14.88%	9.41%	9.10%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.48%	16.55%

(1)

The inception date for Class R and Class Z shares is October 1, 2014. Since inception and through December 31, 2021, Class R shares and Class Z shares had a return before taxes of 6.82% and 7.35%, respectively.

After-tax returns are shown for Class A shares only. After-tax returns for Class C, I, R, and Z shares will vary. Class F shares are currently not available for purchase. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGEMENT

Advisor

Cohen & Steers Capital Management, Inc.

Subadvisors

Cohen & Steers Asia Limited (“CNS Asia”)

Cohen & Steers UK Limited (“CNS UK”)

PORTFOLIO MANAGERS

The Fund’s portfolio managers are:

Benjamin Morton—Executive Vice President of the Advisor. Mr. Morton has been a portfolio manager of the Fund since 2008.

Tyler S. Rosenlicht—Senior Vice President of the Advisor. Mr. Rosenlicht has been a portfolio manager of the Fund since 2022.

Thuy Quynh Dang—Vice President of the Advisor. Ms. Dang has been a portfolio manager of the Fund since 2022.

PURCHASE AND SALE OF FUND SHARES

	Class A and C Shares	Class I Shares	Class F, R and Z Shares

Minimum Initial Investment	No minimum	$100,000 (aggregate for registered advisors)	No minimum

Minimum Subsequent Investment	No minimum $100 for Automatic Investment Plans	No minimum $500 for Automatic Investment Plans	No minimum $50 for Automatic Investment Plans

Class F shares are currently not available for purchase. You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the “Distributor”). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund.

Please mail the signed Subscription Agreement to:

DST Asset Manager Solutions, Inc.

Cohen & Steers Funds

P.O. Box 219953

Kansas City, MO 64121-9953

Phone: (800) 437-9912

TAX INFORMATION

The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial representative to recommend the Fund over another investment. Ask your individual financial representative or visit your financial intermediary’s website for more information.

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